MACKENZIE
Realty Capital

Quarterly Newsletter

Period ended March 31, 2015

Facts at A Glance

NAV[1]	Estimated Liquidation[2] Value	# of Assets in Portfolio	Dividend[3]
$10.16	$11.91	45	7%

[1] Our net asset value ("NAV") as of March 31, 2015, was $10.16 per Share, compared to $9.81 per Share at June 30, 2014, a $0.35 per Share increase of approximately 3.60%.

[2] ELV is calculated based on the same methodology as NAV (which is calculated at the end of each fiscal quarter) but incorporates into that value assessment the published net asset value of any of our portfolio securities, as opposed to the "exit pricing" for such securities.

[3] This dividend amount represents an annualized distribution yield of 7.0% based on the Company's current public offering price of $10.00 per share, if it were maintained for a twelve-month period. Dividends since 3/31/14 have been paid at the rate of 7%, not including the additional special dividend paid 6/30/14.

Portfolio Allocation by Sector



Retail
Multi-Family
Hotel
Office
Land
Storage
Cash

Top Holdings Based on % of Net Assets in Portfolio

Security	Average Cost[1]	GAAP Fair Value	Published NAV	Discount to Published NAV[2]
TIER REIT	$2.12	$2.72	$4.48	53%
Apple Hospitality REIT	$7.01	$9.56	$10.30	31%
InvenTrust Properties Corp*	$2.96	$3.00	$4.00	26%

[1] Cost basis divided by number of shares
[2] Calculated using cost basis
*Formerly Inland American Real Estate Trust

This newsletter contains, or may be deemed to contain, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933. These forward-looking statements include all statements regarding the current intent, belief or expectations regarding matters covered and all statements which are not statements of    historical fact. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of MacKenzie Realty Capital, Inc. (the “Fund”) may vary from the results expressed in, or implied by, forward-looking statements,       possibly to a material degree. Since these factors can cause results, performance and achievements to differ materially from those discussed in this presentation, you are cautioned not to place undue reliance on the forward-looking statements. Past performance is not indicative of future results. The Fund will update these forward-looking statements to reflect any material changes occurring prior to the completion of the offering. For a discussion of some of the important factors that could cause results to differ from those expressed in, or implied by, the forward-looking statements contained herein, please refer to the Fund’s registration statement (SEC File No. 333-181853) and Annual Report on Form 10-K for the fiscal year ended June 30, 2014, in particular, the “Risk Factors” sections. The forward-looking statements in this document are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933.

Risk Factors

The Fund should be considered speculative and involves a high degree of risk including the potential loss of investment. The Fund’s illiquid nature will prevent investors from having access to their money for an indefinite period of time. Investors are subject to stockholders transaction expenses of 13% in addition to annual management fees. The Fund intends to qualify as a REIT, and if it does not qualify, there may be adverse tax consequences.

NEITHER THIS PRESENTATION NOR THE CONTENT HEREIN CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE FUND’S SHARES (WHICH MAY ONLY BE DONE THROUGH THE PROSPECTUS) AND IS NOT INCORPORATED BY REFERENCE INTO THE PROSPECTUS.  The Fund is not offering its securities or soliciting any offer to purchase its securities in any state where the offer or sale is not permitted.

Prospective investors in the Fund should carefully consider the Fund’s investment objectives, risks, charges and expenses, which are discussed in the Prospectus, before investing. The Prospectus, which contains this and other information about the Fund, is available and should be read carefully before investing. A copy of the Prospectus may be obtained from the Fund by calling 925-631-9100 or 800-854-8357, or by writing to the Fund at 1640 School Street, Moraga, California 94556.

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE FUND’S SECURITIES.

SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE             IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES.  A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH ANY OFFERING.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Fund’s securities or determined if the information herein or in the Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.